UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C. 20549

                                FORM 8-K

                             CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report(Date of earliest event reported)  December 8, 2010
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                               J.W. Mays, Inc.
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            (Exact name of registrant as specified in its charter)


           New York                1-3647               11-1059070
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(State or other jurisdiction     (Commission         (I.R.S. Employer
      of incorporation)          File Number)       Identification No.)


          9 Bond Street,  Brooklyn,  New York          11201-5805
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        (Address of principal executive offices)       (Zip Code)


     Registrant's telephone number, including area code  718-624-7400
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        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425
      under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12
      under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


                                                This Report Contains 4 Pages.
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

Item 2.02   Results of Operations and Financial Condition.

J. W. Mays, Inc. issued a press release on December 8, 2010, reporting its financial results for the three months ended October 31, 2010. The press release reported revenues and net income for such three-month period and provided a comparison for revenues and net income to the three-month period ended October 31, 2009.

A copy of the press release is attached to this Form 8-K as Exhibit 99(i).




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


                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         J. W. MAYS, INC.
                                                    ---------------------------
                                                           (Registrant)



Dated:   December 9, 2010                             By:  Mark Greenblatt
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                                                    Mark Greenblatt
                                                    Executive Vice President
                                                    Principal Financial Officer


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
Press Release
                                                                  Exhibit 99(i)

                               J. W. MAYS, INC.
                            REPORTS ON OPERATIONS
                   FOR THREE MONTHS ENDED OCTOBER 31, 2010



J. W. Mays, Inc. today reported its financial results for the three months ended October 31, 2010.

Revenues from Continuing Operations for the three months ended October 31, 2010 amounted to $3,608,290 compared to revenues from Continuing Operations of $3,753,252 in the comparable 2009 three-month period.

Net income from Continuing Operations for the 2010 three-month period amounted to $174,955, or $.09 per share, compared to net income from Continuing Operations of $328,834, or $.16 per share, in the comparable 2009 three-month period.

Net income from Discontinued Operations for the three months ended October 31, 2010, was $0, or $0 per share, compared to net loss from Discontinued Operations of ($30,380), or ($.01) per share, in the comparable 2009 three-month period.

Net income for the three months ended October 31, 2010 was $174,955, or $.09 per share, compared to net income of $298,454, or $.15 per share, in the comparable 2009 three-month period.


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Dated:   December 8, 2010

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